EXHIBIT 7

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Sir Fred Goodwin, Guy Whittaker, Mark Fisher, Miller McLean, Chris Campbell, and each of them acting individually, as true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to sign on his or her behalf, individually and in any and all capacities, including the capacities stated below, any and all amendments (including post-effective amendments) to this Registration Statement and any registration statements filed by the registrant pursuant to Rule 462(b) of the Securities Act of 1933 relating thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, with full power of each to act alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature

Title

/s/ Sir Thomas McKillop

Sir Thomas McKillop

Chairman

Date:  July 20, 2007

/s/ Sir Frederick Goodwin

Sir Frederick Goodwin

Group Chief Executive and Director

Date:  July 20, 2007

/s/ Guy Whittaker

Guy Whittaker

Group Finance Director and Director

Date:  July 20, 2007

/s/ John Cameron

John Cameron

Chief Executive, Corporate Markets, and Director

Date:  July 20, 2007

/s/ Lawrence Fish

Lawrence Fish

Chairman, RBS America, and Director

Date:  July 20, 2007

/s/ Mark Fisher

Mark Fisher

Chief Executive, Manufacturing, and Director

Date:  July 20, 2007

/s/ Gordon Pell

Gordon Pell

Chief Executive, Retail Markets, and Director

Date:  July 20, 2007

/s/ Colin Buchan

Colin Buchan

Director

Date:  July 20, 2007

/s/ James Currie

James Currie

Director

Date:  July 20, 2007

/s/ William Friedrich

William Friedrich

Director

Date:  July 20, 2007

/s/ Archibald Hunter

Archibald Hunter

Director

Date:  July 20, 2007

/s/ Charles Koch

Charles Koch

Director

Date:  July 20, 2007

/s/ Janis Kong

Janis Kong

Director

Date:  July 20, 2007

/s/ Joseph MacHale

Joseph MacHale

Director

Date:  July 20, 2007

/s/ Sir Steve Robson

Sir Steve Robson

Director

Date:  July 20, 2007

/s/ Robert Scott

Robert Scott

Director

Date:  July 20, 2007

/s/ Peter Sutherland

Peter Sutherland

Director

Date:  July 20, 2007

Authorised Representative in the

United States:

/s/ Donald J. Barry

Donald J. Barry

Date:  July 20, 2007